Prospectus Supplement

October 2, 2006

PUTNAM FLORIDA TAX EXEMPT INCOME FUND Prospectus dated September 30, 2006

The fund's Trustees have approved the merger of your fund into Putnam Tax Exempt Income Fund, a nationally-diversified municipal bond fund which seeks as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital.

For more information about Putnam Tax Exempt Income Fund, please call 1-800-225-1581 for a prospectus. Completion of the merger, which is currently expected to occur on or around February 26, 2007, is subject to a number of conditions, and the merger date may change. Putnam Florida Tax Exempt Income Fund does not expect to accept new accounts after October 16, 2006.

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